Exhibit 24.1
RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Tracy A. Atkinson
Tracy A. Atkinson

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Christopher T. Calio
Christopher T. Calio

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Leanne G. Caret
Leanne G. Caret

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH JR., NEIL G. MITCHILL JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Bernard A. Harris, Jr.
Bernard A. Harris, Jr.

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ George R. Oliver
George R. Oliver

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Ellen M. Pawlikowski
Ellen M. Pawlikowski

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Denise L. Ramos
Denise L. Ramos

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Fredric G. Reynolds
Fredric G. Reynolds

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Brian C. Rogers
Brian C. Rogers

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ James A. Winnefeld, Jr.
James A. Winnefeld, Jr.

RTX CORPORATION
Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints RAMSARAN MAHARAJH, JR., NEIL G. MITCHILL, JR., EDWARD G. PERRAULT and KEVIN G. DASILVA, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file: (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; common stock of the Corporation; and/or equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties; and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of September, 2025.

/s/ Robert O. Work
Robert O. Work